Fair Value Measurement	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurement
(7)	FAIR VALUE MEASUREMENT

The following tables present the placement in the fair value hierarchy of assets that are measured at fair value on a non-recurring basis at December 31, 2019 and 2020:

Fair value disclosure or measurement at December 31, 2019 using
	December 31, 2019	Level 1	Level 2	Level 3
	RMB	RMB	RMB	RMB
Other equity investments
ApplySquare Education & Technology Co., Ltd.	1,576,391	—	—	1,576,391
Beijing GlobalWisdom Information Technology Co., Ltd.	—	—	—	—

Fair value disclosure or measurement at December 31, 2020 using
	December 31, 2020	Level 1	Level 2	Level 3
	RMB	RMB	RMB	RMB
Other equity investments
Beijing Futou Technology Co., Ltd	—	—	—	—
ApplySquare Education & Technology Co., Ltd.	—	—	—	—

The other equity investments without readily determinable fair value are recorded at fair value only if an impairment or observable price adjustment is recognized in the current period. If an impairment or observable price adjustment is recognized on the equity securities during the period, the Company will classify these assets as Level 3 within the fair value hierarchy based on the nature of the fair value inputs.

ApplySquare entered into a new financing agreement with a group of new investors in 2018, which provided the observable price for ACG’s investment and the fair value adjustments are determined primarily based on the market approach as of the transaction date. As a result, the Group recognized a gain of RMB 2,750,000 from the change in fair value for the year ended December 31, 2018.

To estimate the fair value of investment in Applysquare as of December 31, 2019, the Group used Discounted Cash Flow Model (“DCF Model”), which is based on the fair value of the entire invested capital of Applysquare using an income approach. The significant inputs for the valuation model include, but not limited to, future cash flows, discount rate, and the comparable selection set of companies operating in similar businesses. As a result, the Group recorded an impairment loss of RMB 20,895,309 and RMB 1,576,391 for the year ended December 31, 2019 and 2020, respectively.

To estimate the fair value of investment in GlobalWisdom, the Group used DCF Model, which is based on the fair value of the entire invested capital of GlobalWisdom using an income approach. The significant inputs for the valuation model include, but not limited to, future cash flows, discount rate, and the comparable selection set of companies operating in similar businesses. As a result, the Group recorded impairment loss of RMB 5,919,198 for the year ended December 31, 2019 to reduce the investment book value to zero.

To estimate the fair value of investment in Futou Technology, the Group used DCF Model, which is based on the fair value of the entire invested capital of Futou Technology using an income approach. The significant inputs for the valuation model include, but not limited to, future cash flows, discount rate, and the comparable selection set of companies operating in similar businesses. As a result, the Group recorded impairment loss of RMB 150,000 for the year ended December 31, 2020 to reduce the investment book value to zero.

The Group did not have any non-financial assets and liabilities that are measured at fair value on a non-recurring basis as of December 31, 2019 and 2020, respectively.

The Group’s financial instruments consist of cash and cash equivalents, accounts receivable, advances to third parties, employees and suppliers, which are included in the prepaid expenses and other current assets, loan receivable, subscription receivable, accrued expenses and other payables and short-term loans, all of which have a carrying amount that approximate fair value because of the short maturity of these instruments.